UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
October 9, 2012 (October 6, 2012)

THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana  70809
(Address of principal executive offices and zip code)

(225) 932-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 6, 2012, Nuclear Energy Holdings L.L.C. (“NEH”), a special purpose subsidiary of The Shaw Group Inc. (the “Company”), exercised its put options to sell its investment in the Westinghouse Group back to Toshiba Corporation.   NEH received the put options in connection with its 2006 acquisition of 20 percent of the shares of the Westinghouse Group.  Details of the transaction are outlined in Shaw’s Form 10-K for the fiscal year ending August 31, 2011.

Under the terms of the put options, settlement of the sale of NEH’s investment in Westinghouse is expected to occur in January 2013.  Proceeds from the sale must be used to repay NEH’s outstanding bonds on their scheduled maturity date of March 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.
(Registrant)

Date: October 9, 2012	By:	/s/ John Donofrio
John Donofrio, Executive Vice President,
General Counsel and Corporate Secretary